EXHIBIT 32.2


            CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the transition report of Petrogen Corp. (the "Company") on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. William Kerrigan, Executive Vice President of the Company, certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and 2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: April 14, 2004                       By:  /s/ L. WILLIAM KERRIGAN
                                                 ____________________________
                                                     L. William Kerrigan
                                                     Executive Vice President